UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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DEUTSCHE VARIABLE SERIES II

(Name of Registrant as Specified in Its Charter)

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Deutsche
Asset Management

Deutsche Enhanced Emerging Markets Fixed Income Fund

Deutsche Enhanced Global Bond Fund

Deutsche Global Income Builder Fund

Deutsche Unconstrained Income Fund

Deutsche Global Income Builder VIP

Deutsche Unconstrained Income VIP

May 25, 2017

Dear Shareholder,

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. Effective March 1, 2017 Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an indirect wholly-owned subsidiary of Deutsche Bank AG, was appointed to serve as sub-advisor to your Fund pursuant to separate sub-advisory agreements between Deutsche Investment Management Americas Inc. (“DIMA”) and DAAM Global (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). While shareholder approval of the New Sub-Advisory Agreements is not required, the enclosed document is intended to provide you with detailed information about DAAM Global and the New Sub-Advisory Agreements and about the reasons for the approval of the New Sub-Advisory Agreements by the Board of Directors or Board of Trustees, as applicable.

Under the New Sub-Advisory Agreements, DAAM Global works closely with DIMA to make investment decisions and buy and sell securities for Deutsche Global Income Builder Fund, a series of Deutsche Market Trust; Deutsche Unconstrained Income Fund, a series of Deutsche Income Trust; Deutsche Enhanced Emerging Markets Fixed Income Fund and Deutsche Enhanced Global Bond Fund, each a series of Deutsche Global/International Fund, Inc.; and Deutsche Global Income Builder VIP and Deutsche Unconstrained Income VIP, each a series of Deutsche Variable Series II (each a “Fund” and, collectively, the “Funds”). The management fees paid by your Fund will not change as a result of the New Sub-Advisory Agreement.

If you have questions about the New Sub-Advisory Agreements, please feel free to call us at 800-728-3337. Thank you for your continued support of Deutsche Asset Management.

Deutsche Enhanced Emerging Markets Fixed Income Fund, a series of Deutsche Global/International Fund, Inc.

Deutsche Enhanced Global Bond Fund, a series of Deutsche Global/International Fund, Inc.

Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

Deutsche Unconstrained Income Fund, a series of Deutsche Income Trust

Deutsche Global Income Builder VIP, a series of Deutsche Variable Series II

Deutsche Unconstrained Income VIP, a series of Deutsche Variable Series II

345 Park Avenue, New York, New York 10154

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of each of the Deutsche funds listed above (each a “Fund” and, collectively, the “Funds”).

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order granted to the Funds and Deutsche Investment Management Americas Inc. (the “Advisor” or “DIMA”) by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). The Exemptive Order permits the Advisor, subject to Board approval, to select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of each Fund and to materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. Under the conditions of the Exemptive Order, shareholders of the Funds must be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (“DAAM Global” or the “Sub-Advisor”), an affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG was appointed to serve as sub-advisor to each Fund pursuant to separate sub-advisory agreements between DIMA and DAAM Global (each a “New Sub-Advisory Agreement” and, collectively, the “New Sub-Advisory Agreements”).

This Information Statement is being supplied pursuant to the conditions of the Exemptive Order to provide shareholders with relevant information about DAAM Global. A Notice of Internet Availability of the Information Statement is being mailed on or about May 25, 2017 to each Fund’s shareholders of record as of May 9, 2017. The number of shares issued and outstanding for each class of each Fund as of May 9, 2017 is set forth in Exhibit J to this Information Statement. On matters submitted for shareholder vote, each shareholder is entitled to one vote per full share held and fractional votes for fractional shares held. However, as noted above, you are not requested to send us a proxy in connection with this Information Statement.

In this Information Statement, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not any Fund listed above. In addition, for simplicity, actions may be described in this Information Statement as being taken by a Fund, which is a series of a trust or a corporation, although all actions actually are taken by the relevant trust or corporation on behalf of the Fund. The term “Board,” as used herein, refers to the Board of Trustees of a trust named above or the Board of Directors of the corporation named above. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a trust or as a director of a corporation. The term “Independent Board Member” means a Board Member who is not an interested person of any of the Funds as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Information Statement will be available at https://www.deutschefunds.com/EN/resources/for-investors.jsp and will remain available until at least September 1, 2017.

BACKGROUND

General. At a meeting held on February 10, 2017, each Fund’s Board, all the members of which are Independent Board Members, approved the appointment of DAAM Global as sub-advisor to each Fund and the terms of the New Sub-Advisory Agreements, to become effective on or about March 1, 2017. The Sub-Advisor was appointed in order to permit a portfolio manager for each Fund, John D. Ryan, to continue to serve as a portfolio manager after his relocation from New York to London, where he is an employee of DIMA’s UK-based affiliate, DAAM Global. Prior to Mr. Ryan’s relocation, he worked as an employee of DIMA. Each of the other portfolio managers of each Fund will continue in his or her role as portfolio manager, working as employees of DIMA. DIMA and DAAM Global will coordinate and cooperate with one another with respect to the management of the Funds. DIMA believes that maintaining each Fund’s current portfolio management team is in the best interests of each Fund.

A Form of the New Sub-Advisory Agreements is attached hereto as Exhibit A. A description of the New Sub-Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit A.

Under the New Sub-Advisory Agreements, DIMA and DAAM Global will have shared responsibility for making investment decisions and buying and selling securities. The members of each Fund’s portfolio management team will work cooperatively in performing their duties with respect to the management of the Fund. Information about the portfolio managers responsible for the portfolio management of each Fund is provided in Exhibit B.

Implementation of the New Sub-Advisory Agreements did not affect the management fee rate paid by each Fund to DIMA. Under the New Sub-Advisory Agreements, DIMA is responsible for paying DAAM Global a sub-advisory fee out of the management fee received by DIMA from the relevant Fund. Further information about the advisory fee rates payable, and the aggregate amounts paid by each Fund under each Fund’s Investment Management Agreement (as defined below), is set forth in Exhibit C.

The New Sub-Advisory Agreement for each Fund, as approved by the Board, will continue in effect until September 30, 2018, and will continue from year to year thereafter, subject to annual approval by the affirmative vote of (i) a majority of each Fund's Independent Board Members at a meeting called for the purpose of voting on such approval, and (ii) a majority of each Fund’s Board or the holders of a majority of the outstanding voting securities of each Fund.

A discussion of the Board’s considerations of each Fund’s new investment sub-advisory arrangement is provided below. (See “Board Considerations of the New Sub-Advisory Agreements” below.)

Description of the New Sub-Advisory Agreements. Effective March 1, 2017, DAAM Global serves as a sub-advisor to each Fund under each Fund’s New Sub-Advisory Agreement. Under the New Sub-Advisory Agreements, DAAM Global collaborates and cooperates with DIMA to manage the assets of each Fund, including the purchase and sale of portfolio securities for the Fund, in accordance with each Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information. DIMA is responsible for supervising and overseeing the performance of the Sub-Advisor’s duties under the New Sub-Advisory Agreements.

The sub-advisory fees payable under the New Sub-Advisory Agreements are paid by DIMA, not the Funds. Under the New Sub-Advisory Agreements, DAAM Global is paid by DIMA at a negotiated rate with respect to each Fund.

The New Sub-Advisory Agreements provide that DAAM Global shall not be liable for any loss sustained by a Fund due to any error of judgment or a mistake of law by DAAM Global. However, DAAM Global is subject to liability for (a) causing a Fund to be in violation of any applicable federal or state law, rule or regulation, or any investment policy or restriction set forth in the Fund’s prospectus, or any written guidelines, policies or instructions provided in writing by the Fund’s Board or DIMA or (b) DAAM Global’s willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the New Sub-Advisory Agreements.

Each New Sub-Advisory Agreement may be terminated without penalty with respect to the relevant Fund (a) by the Board, or by vote of a majority of the outstanding voting shares of the Fund, on sixty (60) days’ written notice to

DIMA and DAAM Global, (b) by DIMA on sixty (60) days’ written notice to DAAM Global, or (c) by DAAM Global upon ninety (90) days’ written notice to DIMA. DAAM Global may, without penalty, terminate the Agreement upon prior written notice if DAAM Global determines in its sole discretion that the services provided by DAAM Global under the New Sub-Advisory Agreement would cause DAAM Global to register with or obtain any regulatory or official approvals or licenses, other than registration under the Investment Advisers Act of 1940, as amended, which, in the opinion of DAAM Global may be unreasonably detrimental to DAAM Global. Each New Sub-Advisory Agreement will automatically terminate in the event of its assignment or in the event of the termination of the investment management agreement between the Fund and DIMA (each, an “Investment Management Agreement”). In addition, DIMA may terminate the New Sub-Advisory Agreements upon immediate notice if DAAM Global becomes statutorily disqualified from performing its duties under the New Sub-Advisory Agreements or otherwise is legally prohibited from operating as an investment advisor.

Board Considerations and Fee Evaluation of the New Sub-Advisory Agreements. Each Fund’s Board approved the New Sub-Advisory Agreements at an in-person meeting in February, 2017. The Board’s considerations in approving the New Sub-Advisory Agreements are attached as Exhibits D-1, D-2, D-3, D-4, D-5 and D-6.

Information about Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”). DAAM Global, registered office at 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, acts as an investment management and advisory company. DAAM Global is authorized and regulated by the Financial Conduct Authority in the United Kingdom and is registered as an investment advisor with the SEC. As of December 31, 2016, DAAM Global managed approximately $700 million in assets. DAAM Global is a wholly owned subsidiary of Deutsche Asset Management Group Limited (“DAMGL”), registered office One Appold Street, London, EC2A 2UU England. DAMGL is an indirect wholly-owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325.

The principal occupations of each director and principal executive officer of DAAM Global are set forth in the table below. The principal business address of each director and principal executive officer, as it relates to his or her duties at DAAM Global is 1 Great Winchester Street, London, United Kingdom EC2N 2DB. No Board Members or officers of the Funds are employees, officers, directors or shareholders of DAAM Global.

Name Position with DAAM Global Principal Occupation

Gianluca Muzzi	Director	Managing Director, Global Head of Alternative Investment Specialists, Deutsche Asset Management
Stephen J. Shaw	Chairman and Director	Managing Director, Divisional Control Officer – Asset Management, Deutsche Asset Management
Denis Taylor	Director	Managing Director, UK Regional Head of Operational Risk Management, Deutsche Bank AG
Hamish Mackenzie	Chief Executive Officer and Director	Managing Director, Head of Infrastructure, Deutsche Asset Management

Exhibit E sets forth information regarding other U.S. registered open-end investment companies sub-advised by DAAM Global.

Investment Advisor. Pursuant to separate Investment Management Agreements between DIMA and each trust/corporation on behalf of the relevant Fund(s), DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the investment advisor for each Fund. The Investment Management Agreement for each Fund was last approved by the Board, including a majority of the Independent Board Members, on September 21, 2016. Exhibit F sets forth the date each Fund’s Investment Management Agreement was last approved by shareholders.

Under the supervision of the Board, DIMA is responsible for making investment decisions, buying and selling securities for each Fund, and conducting research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Investment Management Agreements permit DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to a majority vote of the relevant Fund’s shareholders.

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Robert Kendall[1]	President, Chairman and Chief Executive Officer	Managing Director, Head of Deutsche Asset Management, Americas
Gregory Staples	Director	Managing Director, Deutsche Asset Management; Chief Executive Officer of DIMA
Wahgo Chang	Director and Chief Operating Officer	Director, Deutsche Asset Management; Chief Operating Officer of DIMA
Cynthia P. Nestle	Director	Managing Director and Chief Administrative Officer, Deutsche Asset Management; Chief Operating Officer - Americas, Deutsche Asset Management
Paul Blodgett[2]	Director and Executive Vice President	Director, Deutsche Asset Management; Chief Administrative Officer - Americas, Deutsche Asset Management
Fiona Bassett	Director and Executive Vice President	Managing Director, Deutsche Asset Management; Head of Passive - Americas, Deutsche Asset Management
Nancy Tanzil[2]	Director, Chief Financial Officer and Treasurer	Director, Deutsche Asset Management
John Cassedy[3]	Executive Vice President	Managing Director, Deutsche Asset Management; Head of Client Advisors – Americas, Deutsche Asset Management
John Millette[3]	Chief Legal Officer	Director, Deutsche Asset Management
Erik Mogavero[2]	Chief Compliance Officer	Director, Deutsche Asset Management; Regional Head of Asset & Wealth Management Compliance, Deutsche Asset Management Americas
Anjie LaRocca[2]	Secretary	Vice President, Deutsche Asset Management

1 Address: 222 S. Riverside Plaza, Chicago, IL 60606

2 Address: 60 Wall Street, New York, NY 10005

3 Address: One Beacon Street, Boston, MA 02108

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of DB USA Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany 60325. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Exhibit G sets forth the positions held by the officers of the Funds with DIMA or its affiliates.

Exhibit H sets forth information about each Fund’s relationship with DIMA and certain affiliates of DIMA, including information regarding fees paid to “Affiliated Brokers.”

No officer or Board Member of any Fund is a director, officer or employee of DAAM Global. No officer or Board Member of any Fund has any material direct or indirect interest in DAAM Global.

The Investment Management Agreements provide that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreements.

The Investment Management Agreements continue in effect from year to year so long as their continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members. Each Investment Management Agreement may be terminated at any time upon sixty (60) days’ notice by either party, or by a majority vote of the outstanding voting securities of the Fund, and will terminate automatically upon assignment.

Information regarding the management fee rates payable, and aggregate amounts paid by each Fund under the Investment Management Agreements is set forth in Exhibit C. Exhibit C was calculated based on each Fund’s most recent fiscal year.

DIMA also serves as the administrator for each Fund pursuant to an Administrative Services Agreement. Pursuant to each Administrative Services Agreement, DIMA provides administrative services to each Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of the Fund’s securities. These services will continue to be provided by DIMA. Information regarding the administrative services fees payable, and aggregate amounts paid by each Fund under the Administrative Services Agreements is set forth in Exhibit I. Exhibit I was calculated based on each Fund’s most recent fiscal year.

ADDITIONAL INFORMATION

Share Ownership. Exhibit K to this Information Statement sets forth information as of May 9, 2017 regarding the ownership of each Fund’s shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of each Fund. Collectively, the Board Members and executive officers of each Fund own less than 1% of each class of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Principal Underwriter. The principal underwriter for the Funds is Deutsche AM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Contact for further information. For further information concerning the New Sub-Advisory Agreements, please contact your Fund at 800-728-3337.

The most recent Annual Report of each Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of each Fund (each, a “Report”), previously have been furnished to each Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to your Fund at 345 Park Avenue, New York, New York 10154 or by calling 1-800-728-3337. Reports are also available on the Deutsche Funds website at deutschefunds.com or at the website of the SEC at sec.gov.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor, call 1-800-728-3337 or write to the Fund at 345 Park Avenue, New York, New York 10154.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made this 1st day of March 2017, between Deutsche Investment Management Americas Inc. (the “Adviser”) and Deutsche Alternative Asset Management (Global) Limited (the “Sub-Adviser”).

WHEREAS, [Fund name] (the “Fund”), is a series of [Registrant name], [a Maryland Corporation (the “Corporation”)/a Massachusetts business trust (the “Trust”)], which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser has entered into an Amended and Restated Investment Management Agreement dated [xxxx and revised as of yyyy] with the [Corporation/Trust] and made effective with respect to the Fund on [xxxx, as amended yyyy] (such agreement and any successor agreement thereto, the “Advisory Agreement”), pursuant to which the Adviser acts as investment manager to the Fund and provides certain investment advisory and other services with respect to the Fund; and

WHEREAS, the Adviser, with the approval of the [Corporation’s Board of Directors/Trust’s Board of Trustees], including a majority of the [Directors/Trustees] who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Adviser to provide investment advisory services in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision and oversight by the Adviser and the Fund’s Board of [Directors/Trustees], the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it by the Adviser hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
(a)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the [Corporation’s/Trust’s] constituent documents and the Prospectus and with the instructions and directions of the Adviser and of the Board of [Directors/Trustees] of the [Corporation/Trust] and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time; provided however, that the Sub-Adviser shall be under no obligation to comply with any amendment and/or supplement to the Prospectus until such time as the Sub-Adviser has been notified of and has agreed to any and all such amendment and/or supplement and to the extent that such amendment and/or supplement relates to the services provided by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser of any changes to the 1940 Act or other applicable federal and state laws having effect on the services provided by the Sub-Adviser under this Agreement.
(b)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund and will place orders with or through only those brokers or dealers that appear on a list of brokers and dealers approved by the Adviser and made available to the Sub-Adviser from time to time. The Sub-Adviser will carry out the policy with respect to brokerage set forth in the Fund’s registration statement, as notified to the Sub-Adviser, and the Prospectus or as the Board of [Directors/Trustees] or the Adviser may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts in relation to the Sub-Adviser’s best execution policy, to obtain on behalf of the Fund best execution. The Sub-Adviser is authorized to enter into and execute such agreements as may be necessary in order to carry out its duties under this Agreement. The Adviser acknowledges that it has received a copy of the best execution policy of the Sub-Adviser. In evaluating best execution for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Adviser or the Board of [Directors/Trustees], the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Adviser is acting in accordance with any such instructions and directions of the Adviser or the Board of [Directors/Trustees], the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, the Sub-Adviser, any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Fund’s principal underwriter, or any affiliated person of either the Fund, the Adviser, the Sub-Adviser or any other sub-adviser of the Fund or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by (or pursuant to procedures of) the Adviser and the Board of [Directors/Trustees]. The Adviser or its affiliates may, from time to time, engage other sub-advisers to advise the Fund (or portions thereof), other series of the [Corporation/Trust] (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). Except as set forth in Section 1(h) herein and to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates, the Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser or its affiliates with respect to transactions in securities or other assets concerning the Fund or another Sub-Advised Fund.

Specific instructions given by the Adviser in relation to the execution of orders (including in respect of the selection of a broker or counterparty) may prevent the Sub-Adviser from following its best execution policy in relation to such orders in respect of the elements of execution covered by the instructions.

The Adviser instructs the Sub-Adviser not to make public Adviser Limit Orders (that is, a specific instruction from the Adviser to the Sub-Adviser to buy or sell a financial instrument at a specified price limit or better and for a specified size in respect of shares admitted to trading on a regulated market which are not immediately executed under prevailing market conditions).

The Sub-Adviser may enter into commission sharing arrangements for third party research in order to obtain best execution in accordance with the FCA Rules as defined in Section 1A(b). In this regard, the Sub-Adviser will direct Fund trades to a particular broker-dealer with the instruction that the broker dealer execute the transaction and allocate a portion of the commission to a research provider.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Sub-Adviser may, but shall be under no obligation to, buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Sub-Adviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund.

(c)	The Sub-Adviser shall keep the Adviser informed of developments materially affecting the Fund. The Sub-Adviser shall provide to the Adviser or the Board of [Directors/Trustees] such information as provided for in Appendix A to this Agreement.

The Sub-Adviser shall keep and maintain the books and records relating to the Assets required to be kept and maintained by the Sub-Adviser under this Agreement. The Adviser shall inform the Sub-Adviser in a timely manner about such information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser or the Fund under law applicable to the Adviser or the Fund. The Sub-Adviser shall also furnish to the Adviser, upon written request by the Adviser, any other reasonable information relating to the Assets that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1933 Act or 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that it will provide copies of such records it maintains pursuant to this Agreement upon the Fund’s request; provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser agrees to permit the Adviser, the Fund’s officers and the Fund’s independent registered public accounting firm to inspect and audit such records pertaining to the Fund at reasonable times during regular business hours upon due written notice. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser and to the Adviser upon the termination of this Agreement at the Fund’s request provided, however, that the Sub-Adviser may also retain a copy of such records. The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities under this Agreement including all means for the effecting of securities transactions.

(d)	The Sub-Adviser will make its officers and employees available to meet with the officers of the Adviser and the [Corporation’s/Trust’s] officers and [Directors/Trustees] on reasonable advance notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Sub-Adviser shall, as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose. From time to time as the Adviser for itself and on behalf of the Fund may reasonably request, the Sub-Adviser will furnish to the Adviser, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Fund or the Adviser may reasonably request. In addition, the Sub-Adviser shall provide advice and assistance to the Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s Prospectus and valuation procedures. The Sub-Adviser, upon reasonable advance notice, will make its officers and employees available to meet with the officers of the Adviser and the [Corporation’s/Trust’s] officers and [Directors/Trustees] and provide such information as the Board of [Directors/Trustees] and the Adviser reasonably believe appropriate for purposes of the Board’s consideration of this agreement and any continuations thereof, including information about the profitability to the Sub-Adviser providing advisory services hereunder.

(e)	The Sub-Adviser shall provide the Fund’s custodian and the Fund’s Accountant with each business day’s information relating to all matched transactions concerning the Fund’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser shall additionally provide the Fund’s Accountant with a trade log with the above information of all matched and unmatched transactions. The Sub-Adviser shall also provide the Adviser with such information upon written request of the Adviser. The Adviser is required to notify and inform the compliance department of the Sub-Adviser in advance of any reports and documents which are necessary to comply with the legal requirements of the Fund. The Sub-Adviser shall provide such sub-certifications as officers of the Adviser or the [Corporation/Trust] may reasonably request in connection with the filings of Form N-CSR or Form N-Q (or any similar form) by the Fund.

The parties to this Agreement agree that the Fund has made arrangements for the safekeeping of any of the Fund’s assets (and the Fund’s documents of title) with such custodian as chosen by the Adviser from time to time with notice to the Sub-Adviser of the same. The Sub-Adviser shall not hold any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser.

(f)	In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Adviser, shall have no authority to act for or represent the Fund or the [Corporation/Trust] in any way or otherwise be deemed to be an agent of the Fund, the [Corporation/Trust] or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Sub-Adviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-Adviser may render investment advice, management and other services to other investment companies and clients. The Sub-Adviser may provide advice and take certain actions with respect to clients other than the Fund or for the Sub-Adviser’s own accounts that may differ from the advice or the timing or nature of actions taken with respect to the Fund. Furthermore, the Sub-Adviser shall have no obligation to recommend the purchase or sale of any asset on behalf of the Fund that the Sub-Adviser or an affiliate may purchase or sell for its own account or for the account of any clients of the Sub-Adviser.
(g)	Subject to the following, the Sub-Adviser shall take corporate action elections with respect to securities held by the Fund.

For the avoidance of doubt, the Sub-Adviser shall not be responsible for exercising any voting rights relating to any of the Assets of the Fund. The Sub-Adviser shall not provide any advice or act on behalf of the Fund or the Adviser in any class action proceedings involving assets held by the Fund or Assets of issuers of securities held by the Fund.

(h)	To the extent that the Adviser has retained any portfolio management and trade execution duties set forth herein on behalf of the Fund, the Sub-Adviser agrees to coordinate and cooperate with the Adviser in the performance of its duties in accordance with such policies and procedures as the parties may agree from time to time. To the extent that any duties of the Sub-Adviser set forth in section 1 are performed by the Adviser, the Sub-Adviser will be deemed to have satisfied such duties hereunder. In the event of a potential conflict or disagreement, the parties agree to work together to remedy such situation.

1A.	Miscellaneous.

(a)	The Sub-Adviser is a limited company incorporated in England and Wales with company number 05603289 and with its registered office at Winchester House, 1 Great Winchester Street, London EC2N 2DB. The Sub-Adviser is authorised and regulated by the United Kingdom Financial Conduct Authority (whose address is 25, The North Colonnade, Canary Wharf, London E14 5HS) (hereinafter “FCA”) (with reference number 458997) for asset management purposes and is subject to the supervision of the FCA.

(b)	The Sub-Adviser has classified the Adviser and the Fund as Professional Clients for the purposes of the rules and guidance of the FCA (the “FCA Rules”). Under the FCA Rules, the Sub-Adviser is entitled to assume that a Professional Client has the necessary level of experience and knowledge in order to properly assess or manage the risks involved. The Adviser or the Fund (or the Adviser on behalf of the Fund) may request a categorization with a higher level of protection when the either the Fund or the Adviser deems that the Fund or the Adviser is unable to properly assess or manage the risks involved. Any change of categorization must be agreed in writing by the Sub-Adviser. It is not currently the policy of the Sub-Adviser to provide services to Retail Clients. At this time, through the investment advice provided by the Adviser, neither the Fund nor the Adviser (on its own behalf and or on behalf of the Fund) has requested a change in categorization. The Fund and the Adviser (on behalf of the Fund) are responsible for informing the Sub-Adviser about any changes to the Fund’s circumstances which might affect the Sub-Adviser’s categorization of the Adviser of the Fund.

(c)	Based on the information provided by the Adviser (on its own behalf and on behalf of the Fund), the Sub-Adviser shall take reasonable steps to ensure that in making decisions in respect of the assets of the Fund, a decision to execute a transaction is suitable for the Fund. The Fund and the Adviser (on its own behalf and on behalf of the Fund) shall be responsible for ensuring that information provided to the Sub-Adviser is kept up to date so as to enable the Sub-Adviser to assess whether transactions are suitable for Fund.

(d)	All forms of investment which may be undertaken by the Sub-Adviser involve risk. Investments may become impaired and the value of assets in the Fund and the income generated by them is not guaranteed and may fall as well as rise. The Sub-Adviser does not guarantee that any assets acquired for the Fund will not decline in value or that they will not be affected by adverse tax consequences.

(e)	A statement describing the Adviser’s and the Fund’s rights to compensation under the Financial Services Compensation Scheme in the event of the Sub-Adviser’s inability to meet any of its liabilities is available on request. Generally, a Professional Client will not be eligible for compensation.

(f)	The Sub-Adviser maintains procedures in accordance with the FCA Rules for the effective consideration and handling of customer complaints. Further details are available on request and will otherwise be provided in accordance with the FCA Rules. Complaints will be considered promptly in accordance with the Sub-Adviser’s complaints handling policy and procedures. In the event that the Sub-Adviser is unable to resolve the complaint, the Fund or the Adviser may have a right to complain to the Financial Ombudsman Service, subject to eligibility.

(g)	The Adviser (on its own behalf and on behalf of the Fund) represents, warrants and undertakes to the Sub-Adviser on a continuing basis that it will ensure that it will provide the Sub-Adviser with all information and data relating to the Adviser and the Fund that the Sub-Adviser needs in order to perform the services under this Agreement.

(h)	The Sub-Adviser and any delegate of the Sub-Adviser is authorised to record and monitor every telephone conversation held between the Adviser and the Sub-Adviser or any delegate of the Sub-

Adviser regarding the Fund. The Adviser agrees to the recording and its storage of such recordings in accordance with applicable law and the FCA Rules. The Adviser will inform its employees involved in related functions accordingly and obtain their agreement with such recording.

(i)	In the interests of proper management and administration of the Fund, the Sub-Adviser, its representatives or employees, may wish to call upon the Adviser by telephone, or otherwise communicate with the Adviser without express invitation. The Adviser consents to such communications.

(j)	The Sub-Adviser maintains and operates effective organizational and administrative arrangements, with a view to taking all reasonable steps to prevent conflicts of interest from adversely affecting the interests of its clients. The Sub-Adviser confirms that it will notify the Adviser of any conflict of interest to which it is subject to in relation to the Fund in accordance with any applicable requirements of the FCA Rules.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Operating Documents set forth in Appendix B, the instruction and directions of the Board of [Directors/Trustees] of the [Corporation/Trust], the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents.
(a)	The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:
(i)	The [Corporation’s Articles of Amendment and Restatement/Trust’s Declaration of Trust], as in effect on the date of this Agreement and as amended from time to time (herein called the [“Articles of Incorporation”/”Declaration”);
(ii)	By-Laws of the [Corporation/Trust]; and
(iii)	the most current Prospectus of the Fund.
(b)	The Sub-Adviser has furnished the Adviser with copies properly certified or authenticated of each of the following documents:

(i)       The Sub-Adviser’s most recent audited financial statements;

(ii) An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Adviser;

(iii)       The Sub-Adviser’s Form ADV; and

(iv) The Sub-Adviser’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.       Certain Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act and that the Sub-Adviser will maintain all registrations and licenses necessary to conduct and maintain the Sub-Adviser’s business. The Sub-Adviser covenants to maintain such registration, license and approval in effect during the term of this Agreement, provided however, that the Sub-Adviser shall not be required to provide any service or engage in any activity herewith which the Sub-Adviser determines in its sole discretion could require the Sub-Adviser to obtain any approval or license other than the license referred to above or which would otherwise cause the Sub-Adviser to violate any applicable law, regulation or government policy.

(b) The Sub-Adviser represents that it has read and understands the Prospectus and warrants that in investing the Assets it will use all reasonable efforts to adhere to the Fund’s investment objective, policies and restrictions contained therein (the “Investment Restrictions”).

(c) The Sub-Adviser represents that it will provide the Fund with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act. The Sub-Adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

(d) The Sub-Adviser represents and warrants that it will maintain written policies and procedures that are reasonably designed to prevent violation of Federal Securities Laws as defined in Rule 38a-1 under the 1940 Act and that are otherwise in compliance with Rule 206(4)-7 under the Advisers Act. The Sub-Adviser agrees to provide the Fund and the Adviser, from time to time, with copies of such policies and procedures, summaries thereof and certifications with respect thereto. The Sub-Adviser agrees to cooperate with the [Corporation’s/Trust’s] Chief Compliance Officer in providing information to fulfill the requirements of Rule 38a-1 under the 1940 Act as interpreted by the SEC or the Board of [Directors/Trustees].

5.       Compliance.

(a) The Sub-Adviser agrees that it shall promptly notify the Adviser and the Fund: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions; (ii) of the occurrence of any event that could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (iii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that would in the reasonable opinion of the Sub-Adviser materially and adversely affect its ability to perform services under this Agreement; or (iv) upon having a reasonable basis for believing that, as a result of the Sub-Adviser’s investing the Assets, the Fund’s investment portfolio has ceased to adhere to the Fund’s investment objective, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law; provided, however, that the Sub-Adviser shall be bound by the terms of this Section 5(a) upon actually becoming aware of the occurrence of any of the events contemplated in this Section 5(a) and only in the event that such action by the Sub-Adviser is not prohibited by applicable law or regulation, court or regulatory or other official body with competent jurisdiction.

(b) The Sub-Adviser shall, unless prohibited by any applicable law or regulation, court or regulatory body or other official body with competent jurisdiction, forward as soon as reasonably practicable, upon receipt of a notice in writing, to the Adviser copies of any material correspondence from the SEC or other regulatory authority with competent jurisdiction that relates to the Fund or the Adviser generally, including SEC inspection reports, if any.

(c) The Fund and the Adviser shall be given access to such records or other documents of the Sub-Adviser at reasonable times solely as is necessary for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, provided however, that the Sub-Adviser shall have no obligation to furnish the Fund or the Adviser with records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with written requests for such records or other documents.

6.       Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, a sub-advisory fee at the rate set forth in Appendix C, which is attached hereto and made part of this Agreement, based on the Fund’s average daily net assets, less any fees waived and/or reimbursed by the Adviser or its affiliates. The fee will be computed daily and will be paid to the Sub-Adviser monthly.

7. Expenses. The Sub-Adviser shall bear all of its separate expenses (such as its general overhead expenses including the rent of offices, compensation and benefits of the administrative staff of the Sub-Adviser, maintenance of its books and records and its fixed expenses, telephones and general purpose office equipment) (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Fund to be borne by the Fund) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation and shall not be borne by the Sub-Adviser. Such expenses include, but are not limited to, investment management fees, fees for necessary professional and brokerage services to the Fund; costs relating to local administration of securities; fees for any pricing service; the costs of the Fund’s regulatory compliance (other than costs primarily relating to the Adviser’s or Sub-Adviser’s regulatory compliance); and pro rata costs associated with maintaining the [Corporation’s/Trust’s] legal existence and shareholder relations. All other Fund operating expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser are borne by the Fund or the [Corporation/Trust].

8. Standard of Care and Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that nothing herein contained will be construed to protect the Sub-Adviser against any liability to the Adviser, the Fund or its shareholders by reason of: (a) the Sub-Adviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instruction provided in writing by the [Corporation’s/Trust’s] Board of [Directors/Trustees] or the Adviser or (b) the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

The Sub-Adviser will not have any liability for a loss caused by the Adviser or any other party. Nothing in this Agreement shall exclude any liability of the Sub-Adviser arising under the 1940 Act, the Advisers Act and all other applicable federal and state laws and regulations or arising under the United Kingdom Financial Services and Markets Act 2000, any rules and regulations made under it, or the FCA Rules.

9. Insurance. The Sub-Adviser shall maintain for the duration hereof, with an insurer acceptable to the Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts deemed by the Sub-Adviser in its sole discretion to be sufficient to meet its obligations to its clients, including the Fund.

10.       Duration and Termination.

(a)	This Agreement shall remain in effect until September 30, 2018, and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to the Fund at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Board who are not interested persons, you or us, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the respective Fund.
(b)	This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Adviser and the Sub-Adviser have the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

(c)	If a party breaches this Agreement in any material respect which is not cured within sixty (60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.
(d)	This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of [Directors/Trustees] of the [Corporation/Trust], or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of [Directors/Trustees] of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days’ written notice to the Sub-Adviser.
(e)	The Sub-Adviser may at any time, without payment of any penalty, terminate this Agreement upon ninety (90) days’ written notice to the Adviser. The Sub-Adviser may without payment of any penalty terminate this Agreement upon prior written notice, if the Sub-Adviser determines in its sole discretion that the services provided by the Sub-Adviser under this Agreement would cause the Sub-Adviser to register with or obtain any regulatory or official approvals or licenses other than licenses as provided for in Section 4(a) sentence 1 of this Agreement, which in the opinion of the Sub-Adviser may be unreasonably detrimental to the Sub-Adviser.
(f)	Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to such termination.

11.       Confidentiality.

(a)       Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Confidentiality Clause) other than to its affiliates and any other party performing functions for the Fund and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, or the Fund’s independent registered public accounting firm, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(b)      The Adviser, on behalf of the Fund, has legitimate business reasons to disclose to the Sub-Adviser certain non-public portfolio holdings information of the Fund (“Holdings Information”) from time to time. The Sub-Adviser agrees that it:

(i)	Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Fund;
(ii)	Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Fund, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Fund as provided in this Agreement;
(iii)	Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Adviser other than through disclosure by the Fund, the Adviser, an affiliated person of the Fund or the Adviser or by another party bound by an obligation of confidentiality to the Fund, or (3)

the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Adviser will not make any such disclosure without first notifying the Adviser and the Fund and allowing the Adviser or the Fund a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure; and

(iv)	Will notify the Adviser if the Sub-Adviser has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.
(v)	The Adviser agrees that the Sub-Adviser is authorized to record any telephone conversation held with the Sub-Adviser’s fund management team. The Sub-Adviser shall have the right to record and store any such telephone conversations for a limited period of time. The Adviser shall inform its employees, officers and Directors and the Fund’s employees, officers and [Directors/Trustees] regarding the Sub-Adviser’s recording policies and shall obtain such persons’ consent with respect to any such recordings.
12.	Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
13.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
14.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be in writing and mailed or delivered to the address(es) listed below or to such other address(es) or to such other individual(s) as shall be specified by the respective party from time to time; provided, that all such deliveries by mail or otherwise shall be conclusive upon receipt.

To the Adviser:

Brian Costello

Chief Operating Officer

Deutsche Investment Management Americas Inc.

28th Floor.

60 Wall Street

New York, NY 10005-2836

Telephone: (212) 250-9508

E-mail: bian.costello@db.com

and with a copy (which shall not constitute notice) to:

John Millette

Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

To the Sub-Adviser:

Stephen Shaw

Deutsche Alternatives Asset Management (Global) Limited

Winchester House,

1 Great Winchester Street

London, UK EC2N 2DB

15.	Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “control,” “assignment” and “affiliated person,” as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release.
16.	Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the SEC.
17.	Miscellaneous. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

[A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC	DEUTSCHE ALTERNATIVE ASSET MANAGEMENT(GLOBAL) LIMITED

By:	By:
Name: Caroline Pearson	Name:
Title: Managing Director	Title:

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC	DEUTSCHE ALTERNATIVE ASSET MANAGEMENT(GLOBAL) LIMITED

By:	By:
Name: John Millette	Name:
Title: Chief Legal Officer	Title:

APPENDIX A

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Pursuant to Section 1(c) of the Agreement the Sub-Adviser shall furnish to the Adviser such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of [Directors/Trustees] may reasonably request as follows:

1.	Quarterly Compliance Certifications and Reports
2.	Code of Ethics Reports
3.	Code of Ethics Certifications
4.	Soft Dollar Commission Reports
5.	Rule 17e-1 Certifications (Broker/Adviser), as applicable
6.	Compliance Program Assessments and Certifications under Rule 38a-1/206(4)-7
7.	Compliance Due Diligence Questionnaires
8.	Policies, Procedures and Summaries

APPENDIX B

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Operating Documents

1.	Prospectus
2.	Statement of Additional Information
3.	[Articles of Incorporation/Declaration of Trust]
4.	By-laws and any pertinent amendments thereto

APPENDIX C

to the

Sub-Advisory Agreement

between

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

and

DEUTSCHE ALTERNATIVE ASSET MANAGEMENT (GLOBAL) LIMITED

Fee Rate

Fund	Sub-Advisory Fee Rate
___% of advisory fee after the effective waivers

EXHIBIT B

Portfolio Managers

Deutsche Enhanced Emerging Markets Fixed Income Fund

John D. Ryan, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2011.

•         Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

•         Investment industry experience began in 1993.

•         BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2011.

•         Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint, LLC from 2001-2004.

•         Portfolio Manager: New York.

•         BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, CFA, Vice President. Portfolio Manager of the Fund. Began managing the Fund in 2013.

•         Joined Deutsche Asset Management in 2010 with over 2 years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internship positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

•         Sector Manager for G10 Rates and Currencies: New York.

•         MS in Computational Finance from Carnegie Mellon University; BA in Economics and BS in Computer Science from the University of Maryland, College Park.

Rahmila Nadi, Assistant Vice President. Portfolio Manager of the Fund. Began managing the Fund in 2013.

•         Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

•         BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Deutsche Enhanced Global Bond Fund

John D. Ryan, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2012.

•         Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

•         Investment industry experience began in 1993.

•         BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2012.

•         Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint, LLC from 2001-2004.

•         Portfolio Manager: New York.

•         BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2012.

•         Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

•         Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

•         Head of US High Yield Bonds: New York.

•         BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Assistant Vice President. Portfolio Manager of the Fund. Began managing the Fund in 2013.

•         Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

•         BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Deutsche Global Income Builder Fund

Gary Russell, CFA, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2013.

•         Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

•         Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

•         Head of US High Yield Bonds: New York.

•         BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2012.

•         Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

•         Investment industry experience began in 1993.

•         BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2015.

•         Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint, LLC from 2001-2004.

•         Portfolio Manager: New York.

•         BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Fabian Degen, CFA, Director. Portfolio Manager of the Fund. Began managing the Fund in 2012.

•	Joined Deutsche Asset Management in 2007.

•         Portfolio manager for US and Global Value Equity: New York.

•         US Large Cap Equities: New York.

•         Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Deutsche Unconstrained Income Fund

Gary Russell, CFA, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2006.

•         Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

•         Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

•         Head of US High Yield Bonds: New York.

•         BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2010.

•         Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

•         Investment industry experience began in 1993.

•         BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2011.

•         Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint, LLC from 2001-2004.

•         Portfolio Manager: New York.

•         BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Deutsche Global Income Builder VIP

Di Kumble, CFA, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2014.

•         Joined Deutsche Asset Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

•         Senior Portfolio Manager, Head of Tax Managed Equities: New York.

•         PhD in Chemistry, Princeton University.

Gary Russell, CFA, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2013.

•         Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

•         Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

•         Head of US High Yield Bonds: New York.

•         BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2012.

•         Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

•         Investment industry experience began in 1993.

•         BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2013.

•         Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint, LLC from 2001-2004.

•         Portfolio Manager: New York.

•         BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Deutsche Unconstrained Income VIP

Gary Russell, CFA, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2006.

•         Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

•         Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

•         Head of US High Yield Bonds: New York.

•         BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2010.

•         Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

•         Investment industry experience began in 1993.

•         BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director. Portfolio Manager of the Fund. Began managing the Fund in 2011.

•         Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint, LLC from 2001-2004.

•         Portfolio Manager: New York.

•         BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

EXHIBIT C

Management Fee

For all services provided under the Investment Management Agreements, each Fund pays DIMA a monthly investment management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the annual rates set forth below. In addition, the following sets forth the aggregate amount of the investment management fee paid to DIMA during each Fund’s most recently completed fiscal year. Under the New Sub-Advisory Agreements, DIMA is responsible for paying DAAM Global a sub-advisory fee out of the investment management fee received by DIMA for each Fund.

Fund and Fiscal Year End	Investment Management Fee Rate	Aggregate Amount of Investment Management Fee	Amount of Investment Management Fee Waived
Deutsche Enhanced Emerging Markets Fixed Income Fund, fiscal year ended October 31, 2016	0.590% of the Fund’s average daily net assets	$ 726,936	$ 0
Deutsche Enhanced Global Bond Fund, fiscal year ended October 31, 2016	0.410% of the Fund’s average daily net assets	$ 337,049	$ 84,547
Deutsche Global Income Builder Fund, fiscal year ended October 31, 2016

0.370% on the first $1.5 billion of the Fund’s average daily net assets

0.345% on the next $500 million of the Fund’s average daily net assets

0.310% on the next $1.5 billion of the Fund’s average daily net assets

0.300% on the next $2.0 billion of the Fund’s average daily net assets

0.290% on the next $2.0 billion of the Fund’s average daily net assets

0.280% on the next $2.5 billion of the Fund’s average daily net assets

0.270% on the next $2.5 billion of the Fund’s average daily net assets

0.260% thereafter

		$ 3,009,939	$ 0

Deutsche Unconstrained Income Fund, fiscal year ended October 31, 2016

0.480% on the first $250 million of the Fund’s average daily net assets

0.450% on the next $750 million of the Fund’s average daily net assets

0.430% on the next $1.5 billion of the Fund’s average daily net assets

0.410% on the next $2.5 billion of the Fund’s average daily net assets

0.380% on the next $2.5 billion of the Fund’s average daily net assets

0.360% on the next $2.5 billion of the Fund’s average daily net assets

0.340% on the next $2.5 billion of the Fund’s average daily net assets

0.320% thereafter

		$ 2,080,367	$ 0
Deutsche Global Income Builder VIP, fiscal year ended December 31, 2016	0.370% on the first $250 million of the Fund’s average daily net assets 0.345% on the next $750 million of the Fund’s average daily net assets 0.310% thereafter	$ 702,468	$ 0
Deutsche Unconstrained Income VIP, fiscal year ended December 31, 2016

0.550% on the first $250 million of the Fund’s average daily net assets

0.520% on the next $750 million of the Fund’s average daily net assets

0.500% on the next $1.5 billion of the Fund’s average daily net assets

0.480% on the next $2.5 billion of the Fund’s average daily net assets

0.450% on the next $2.5 billion of the Fund’s average daily net assets

0.430% on the next $2.5 billion of the Fund’s average daily net assets

0.410% on the next $2.5 billion of the Fund’s average daily net assets

0.390% thereafter

		$ 156,092	$ 156,092

EXHIBIT D-1

Sub-Advisory Agreement Board Considerations and Fee Evaluation –

Deutsche Enhanced Emerging Markets Fixed Income Fund

The Board of Directors of Deutsche Global/International Fund, Inc. (hereinafter referred to as the “Board” or “Directors”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), a U.K.-based affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Enhanced Emerging Markets Fixed Income Fund (the “Fund”) at an in-person meeting in February 2017.

In February 2017, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016. These considerations are attached as Appendix A.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Appendix A

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche Enhanced Emerging Markets Fixed Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•                     During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

•                     The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

•                     The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•                     In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•                     Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT D-2

Sub-Advisory Agreement Board Considerations and Fee Evaluation –

Deutsche Enhanced Global Bond Fund

The Board of Directors of Deutsche Global/International Fund, Inc. (hereinafter referred to as the “Board” or “Directors”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), a U.K.-based affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Enhanced Global Bond Fund (the “Fund”) at an in-person meeting in February 2017. In February 2017, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016. These considerations are attached as Appendix A.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Appendix A

 Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of Deutsche Enhanced Global Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•                     During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

•                     The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

•                     The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•                     In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•                     Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT D-3

Sub-Advisory Agreement Board Considerations and Fee Evaluation –

Deutsche Global Income Builder Fund

The Board of Trustees of Deutsche Market Trust (hereinafter referred to as the “Board” or “Trustees”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), a U.K.-based affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Global Income Builder Fund (the “Fund”) at an in-person meeting in February 2017.  In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016. These considerations are attached as Appendix A.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Appendix A

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Global Income Builder Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•                     During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

•                     The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

•                     The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•                     In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•                     Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT D-4

Sub-Advisory Agreement Board Considerations and Fee Evaluation –

Deutsche Unconstrained Income Fund

The Board of Trustees of Deutsche Income Trust (hereinafter referred to as the “Board” or “Trustees”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), a U.K.-based affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Unconstrained Income Fund (the “Fund”) at an in-person meeting in February 2017.  In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016. These considerations are attached as Appendix A.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Appendix A

 Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Unconstrained Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•                     During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

•                     The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

•                     The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•                     In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•                     Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT D-5

Sub-Advisory Agreement Board Considerations and Fee Evaluation –

Deutsche Global Income Builder VIP

The Board of Trustees of Deutsche Variable Series II (hereinafter referred to as the “Board” or “Trustees”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), a U.K.-based affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Global Income Builder VIP (the “Fund”) at an in-person meeting in February 2017.

In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016. These considerations are attached as Appendix A.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Appendix A

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Global Income Builder VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•                     During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

•                     The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

•                     The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•                     In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•                     Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the

Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT D-6

Sub-Advisory Agreement Board Considerations and Fee Evaluation –

Deutsche Unconstrained Income VIP

The Board of Trustees of Deutsche Variable Series II (hereinafter referred to as the “Board” or “Trustees”) approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), a U.K.-based affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Unconstrained Income VIP (the “Fund”) at an in-person meeting in February 2017.  In February 2017, all of the Fund’s Trustees were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016. These considerations are attached as Appendix A.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Appendix A

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Unconstrained Income VIP’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•                     During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

•                     The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

•                     The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•                     In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•                     Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms.  The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii)  the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT E

Information About Other Funds Sub-Advised by DAAM Global

The following sets forth information relating to other Deutsche funds that are sub-advised by DAAM Global. DIMA pays DAAM Global a sub-advisory fee for services to each of the Deutsche funds listed below out of the investment management fee that it received from such Deutsche fund.

Fund Name	Sub-Advisory Fee Schedule	Net Assets as of December 31, 2016	Current Investment Objective
Deutsche Emerging Markets Equity Fund	0.300% of average daily net assets[1]	$52 million	The fund seeks long-term growth of capital
Deutsche Emerging Markets Frontier Fund	0.50% of the advisory fee after the effect of waivers~~1~~	$3 million	The fund seeks capital appreciation
Deutsche Fixed Income Opportunities Fund	26% of the advisory fee after the effect of waivers	$199 million	The fund seeks to provide current income consistent with total return

1 To the extent that the Advisor has retained two sub-advisors to perform the duties set forth in the sub-advisory agreement, the fee paid to each sub-advisor shall be 50% of the fee rate set forth here.

EXHIBIT F

Management Agreement Approvals

Fund	Date of Current Investment Management Agreement	Date Current Investment Management Agreement Approved by Shareholder(s)
Deutsche Enhanced Emerging Markets Fixed Income Fund	June 1, 2006, as amended December 1, 2008	May 5, 2006
Deutsche Enhanced Global Bond Fund	June 1, 2006, as amended October 1, 2007 and December 1, 2008	May 5, 2006
Deutsche Global Income Builder Fund	May 1, 2008	March 31, 2008
Deutsche Unconstrained Income Fund	February 11, 2001	February 1, 2011
Deutsche Global Income Builder VIP	May 1, 2008	March 31, 2008
Deutsche Unconstrained Income VIP	May 1, 2008	March 31, 2008

EXHIBIT G

Fund Officers

Name, Year of Birth, Position with the Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Brian E. Binder(3) (1972) President and Chief Executive Officer, 2013- present

Managing Director(2) and Head of US Product and Fund Administration, Deutsche Asset Management (since 2013); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012)

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(2), Deutsche Asset Management (since 2004); Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004-2013)

John Millette(5) (1962) Vice President and Secretary, 1999-present

Director(2), Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (since 2015); Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015-2017)

Caroline Pearson(5) (1962) Chief Legal Officer, 2010 – present	Managing Director(2), Deutsche Asset Management; Secretary, Deutsche AM Service Company; formerly, Secretary, Deutsche AM Distributors, Inc.
Hepsen Uzcan(4) (1974) Vice President, 2016-present Assistant Secretary, 2013 – present	Director(2), Deutsche Asset Management
Scott D. Hogan(5) (1970) Chief Compliance Officer, 2016-present	Director(2), Deutsche Asset Management
Wayne Salit(4) (1967) Anti-Money Laundering Compliance Officer, 2014 – present	Director(2), Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); Director, AML Compliance Officer at Deutsche Bank (2004-2011)
Paul Antosca(5) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management
Diane Kenneally(5) (1966) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management

________________________________________

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche Funds.

(2) Executive title, not a board directorship.

(3) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(4) Address: 60 Wall Street, New York, New York 10005.

(5) Address: One Beacon Street, Boston, Massachusetts 02108.

EXHIBIT H

Information Regarding each Fund’s Relationship with DIMA and Certain Affiliates

Deutsche Enhanced Emerging Markets Fixed Income Fund

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended October 31, 2016.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2016 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement, or for brokerage commissions). These services will continue to be provided.

Entity	Service	Aggregate Amount of Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$19,998	$ 0
Deutsche AM Service Company	Transfer Agent	$ 63,325	$ 48,779
Deutsche AM Distributors, Inc.	Distributor	$ 37,813	$ 3,110

Deutsche Enhanced Global Bond Fund

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended October 31, 2016.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2016 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement, or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 21,799	$ 0
Deutsche AM Service Company	Transfer Agent	$ 73,558	$ 73,558
Deutsche AM Distributors, Inc.	Distributor	$ 63,270	$ 22,057

Deutsche Global Income Builder Fund

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended October 31, 2016.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2016 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement, or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 27,373	$ 0
Deutsche AM Service Company	Transfer Agent	$ 668,252	$ 1,353
Deutsche AM Distributors, Inc.	Distributor	$ 1,618,956	$ 0

Deutsche Unconstrained Income Fund

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended October 31, 2016.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended October 31, 2016 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement, or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 26,162	$ 0
Deutsche AM Service Company	Transfer Agent	$ 123,410	$ 216
Deutsche AM Distributors, Inc.	Distributor	$ 1,341,196	$ 0

Deutsche Global Income Builder VIP

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended December 31, 2016.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended December 31, 2016 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement, or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 17,490	$ 0
Deutsche AM Service Company	Transfer Agent	$ 405	$ 0
Deutsche AM Distributors, Inc.	Distributor	$ 0	$ 0

Deutsche Unconstrained Income VIP

No portfolio trading commissions were paid to Affiliated Brokers for the Fund’s most recently completed fiscal year ended December 31, 2016.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year ended December 31, 2016 for services provided to the Fund (other than under an investment advisory contract or administrative services agreement, or for brokerage commissions). These services will continue to be provided.

Entity	Service	Fee Paid	Amount Waived
DIMA	Typesetting and Regulatory Filings	$ 15,217	$ 0
Deutsche AM Service Company	Transfer Agent	$ 131	$ 131
Deutsche AM Distributors, Inc.	Distributor	$ 0	$ 0

EXHIBIT I

Administrative Service Fee Payable to DIMA

For all services provided under the Administrative Services Agreements, each Fund pays DIMA an administrative service fee based on its average daily net assets computed and accrued daily and payable monthly, at an annual fee rate of 0.10%. The following sets forth the aggregate amount of the administrative service fee paid to DIMA during each Fund’s most recently completed fiscal year.

Fund and Fiscal Year End	Aggregate Amount of Administrative Service Fee	Amount of Administrative Service Fee Waived
Deutsche Enhanced Emerging Markets Fixed Income Fund, fiscal year ended October 31, 2016	$ 123,209	$ 3,110
Deutsche Enhanced Global Bond Fund, fiscal year ended October 31, 2016	$ 82,207	$ 22,057
Deutsche Global Income Builder Fund, fiscal year ended October 31, 2016	$ 813,497	$ 0
Deutsche Unconstrained Income Fund, fiscal year ended October 31, 2016	$ 445,637	$ 0
Deutsche Global Income Builder VIP, fiscal year ended December 31, 2016	$ 189,856	$ 0
Deutsche Unconstrained Income VIP, fiscal year ended December 31, 2016	$ 28,380	$ 20,814

EXHIBIT J

Shares Outstanding as of May 9, 2017

Deutsche Enhanced Emerging Markets Fixed Income Fund

Class Shares Outstanding

Class A 393,768.89

Class C 230,804.26

Class INST 5,085,451.14 Class S 6,460,489.30

Deutsche Enhanced Global Bond Fund

Class Shares Outstanding

Class A 1,405,207.08

Class C 170,895.02

Class S 6,428,211.24

Deutsche Global Income Builder Fund

Class Shares Outstanding

Class A 62,321,844.78

Class C 2,191,960.73

Class INST 927,639.41

Class R6 250,073.20 Class S 20,046,245.78

Deutsche Unconstrained Income Fund

Class Shares Outstanding

Class A 46,567,186.95

Class C 9,418,192.36

Class INST 1,043,875.95

Class R6 24,082.15

Class S 16,473,653.62

Deutsche Global Income Builder VIP

Class Shares Outstanding

Class A 7,693,196.20

Deutsche Unconstrained Income VIP

Class Shares Outstanding

Class A 2,462,150.65

EXHIBIT K

5% SHAREHOLDERS

(as of May 9, 2017)

No person is known by each Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

Deutsche Enhanced Emerging Markets Fixed Income Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	45,470.16	11.55%
A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	26,617.35	6.76%
A	Deutsche AM Trust Company Cust Senior Citizens of Westbury FBO Maureen T. Droge 403(b) North Merrick, NY 11566-1524	24,396.66	6.20%
A	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	24,019.35	6.10%
A	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	21,169.40	5.38%
A	Hartford Life Insurance Company Attn UIT Operations PO Box 2999 Hartford, CT 06104-2999	20,037.19	5.09%
A	Charles Schwab & Co. Inc. Special Custody Acct fbo Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	19,865.94	5.05%
C	UBS WM USA Omni Account M/F Spec Cdy A/C Excle Ben Cust UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	42,832.12	18.58%
C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	31,146.19	13.51%
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	20,922.31	9.08%

C	DCGT Trustee &/Or Custodian FBO PLIC Various Retirement Plans Omnibus ATTN NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	15,242.26	6.61%
C	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	14,913.08	6.47%
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	14,235.03	6.18%
C	American Enterprise Investment Svc FBO #xxxxxxxx 707 2nd Ave S Minneapolis, MN 55402-2405	13,806.64	5.99%
C	Raymond James Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	12,486.01	5.42%
INST	State Street Bank & Trust Co Cust FBO Deutsche Select Alternative Allocation Fund Channel Center 1 Iron Street Boston, MA 02210-1641	2,843,212.21	55.91
INST	State Street Bank & Trust Co Cust FBO Deutsche Alternative Asset Allocation VIP Channel Center 1 Iron Street Boston, MA 02210-1641	2,179,613.52	42.86%
S	Charles Schwab & Co. Inc. Attn Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	795,092.74	12.31%

Deutsche Enhanced Global Bond Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	100,320.44	7.14%
A	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	97,929.70	6.97%

A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	87,656.07	6.24%
A	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	77,052.05	5.48%
C	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	45,604.11	26.69%
C	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration 97D56 4800 Deer Lake Dr East, 2nd Fl Jacksonville, FL 32246-6484	27,497.13	16.09%
C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	20,796.65	12.17%
C	Ascensus Trust Company FBO Robstan Group PO Box 10758 Fargo, ND 58106-0758	17,553.93	10.27%
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	9,932.55	5.81%
S	Charles Schwab & Co. Inc. Reinvest Account Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	526,866.28	8.20%
S	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	374,842.92	5.83%
S	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	348,622.69	5.42%

Deutsche Global Income Builder Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	4,028,068.78	6.47%
C	Raymond James Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	189,783.04	8.66%

C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	185,986.76	8.49%
C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	139,062.89	6.35%
C	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	137,001.77	6.25%
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	136,999.95	6.25%
C	American Enterprise Investment Svc FBO #xxxxxxxx 707 2nd Ave S Minneapolis, MN 55402-2405	125,614.14	5.73%
R6	Fifth Third Bank FBO WFT-E-Valuator Tact Mg RMS Fund 5001 Kingsley Dr, Dept 3385 Cincinnati, OH 45227-1114	244,578.58	97.80%
INST	Reliance Trust Co, TTEE FBO ADP Access Large Market 401k 1100 Abernathy Road Atlanta, GA 30328-5620	509,481.03	54.97%
INST	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	177,919.56	19.20%
INST	Raymond James Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	97,386.25	10.51%
INST	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	80,666.17	8.70%

Deutsche Unconstrained Income Fund

Class	Name and Address of Investor	Shares	Percentage of Class
A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	4,819,814.58	10.35%

A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	3,988,183.25	8.56%
A	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	3,096,893.24	6.65%
A	American Enterprise Investment Svc FBO #xxxxxxxx 707 2nd Ave S Minneapolis, MN 55402-2405	2,883,347.96	6.19%
C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,309,116.99	13.97%
C	Raymond James Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	1,094,967.53	11.68%
C	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	1,028,801.70	10.98%
C	UBS WM USA Omni Account M/F Spec Cdy A/C Excle Ben Cust UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	1,019,671.66	10.88%
C	Morgan Stanley Smith Barney Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	905,057.11	9.66%
C	American Enterprise Investment Svc FBO #xxxxxxxx 707 2nd Ave S Minneapolis, MN 55402-2405	882,191.67	9.41%
C	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	696,392.23	7.43%
C	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration 97D56 4800 Deer Lake Dr East, 2nd Fl Jacksonville, FL 32246-6484	618,594.33	6.60%
C	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	597,749.00	6.38%
R6	UBS WM USA Omni Account M/F Spec Cdy A/C Excle Ben Cust UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	16,966.11	70.45%

R6	Ascensus Trust Co FBO Law Forum LLC PO Box 10758 Fargo, ND 58106-0758	4,874.26	20.24%
R6	DIMA Inc Attn Nancy Tanzil & Rheeza Ramos 60 Wall Street, 22nd Floor New York, NY 10005-2836	2,241.77	9.31%
INST	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	1,040,254.84	99.78%
S	American Enterprise Investment Svc FBO #xxxxxxxx 707 2nd Ave S Minneapolis, MN 55402-2405	4,822,295.45	29.32%
S	National Financial Services LLC For Exclusive Benefit of Customers 499 Washington Blvd. Jersey City, NJ 07310-1995	2,857,949.79	17.38%
S	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	1,038,113.90	6.31%
S	TD Ameritrade Inc. For the Exclusive Benefit of Clients PO Box 2226 Omaha, NE 68103-2226	951,399.31	5.78%
S	UBS WM USA Omni Account M/F Spec Cdy A/C Excle Ben Cust UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	915,313.49	5.57%
S	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	900,982.48	5.48%
S	Charles Schwab & Co. Inc. Attn Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94104-4151	876,908.37	5.33%
S	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration 97D56 4800 Deer Lake Dr East, 2nd Fl Jacksonville, FL 32246-6484	773,871.35	4.71%
S	Raymond James Omnibus for Mutual Funds Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	343,698.22	2.09%

Deutsche Global Income Builder VIP

Class	Name and Address of Investor	Shares	Percentage of Class
A	Zurich American Life Ins. Co. Attn Product Valuation Security Benefit 1 SW Security Benefit Pl Topeka, KS 66636-1000	3,773,626.03	49.07%
A	Allmerica Life SVSII Attn Product Valuation 1 SW Security Benefit Pl Topeka, KS 66636-1000	1,512,793.71	19.67%
A	Zalico Destinations Farmers SVSII Attn Investment Accounting LL-2W P.O. Box 19097 Greenville, SC 29602-9097	713,426.40	9.28%
A	Allstate Life Insurance Co. Attn Acctng Financial Control Team P.O. Box 94210 Palatine, IL 60094-4210	528,829.87	6.88%
A	Symetra Life Insurance Co. Attn Life Finance Separate Accounts 777 108th Avenue NE, SC-15 Bellevue, WA 98004-5135	523,128.58	6.80%

Deutsche Unconstrained Income VIP

Class	Name and Address of Investor	Shares	Percentage of Class
A	Zalico Destinations Farmers SVSII Attn Investment Accounting LL-2W P.O. Box 19097 Greenville, SC 29602-9097	1,365,346.70	55.46%
A	Allmerica Life SVSII Attn Product Valuation 1 SW Security Benefit Pl Topeka, KS 66636-1000	1,022,802.03	41.55%

DEUTSCHE ENHANCED EMERGING MARKETS FIXED INCOME FUND,

a series of Deutsche Global/International Fund, Inc.

DEUTSCHE ENHANCED GLOBAL BOND FUND, a series of Deutsche Global/International Fund, Inc.

DEUTSCHE GLOBAL INCOME BUILDER FUND, a series of Deutsche Market Trust

DEUTSCHE UNCONSTRAINED INCOME FUND, a series of Deutsche Income Trust

DEUTSCHE GLOBAL INCOME BUILDER VIP, a series of Deutsche Variable Series II

DEUTSCHE UNCONSTRAINED INCOME VIP, a series of Deutsche Variable Series II

345 Park Avenue, New York, New York 10154

Telephone: 1-800-728-3337

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This notice presents only an overview of the more complete Information Statement that is available to you on the internet relating to each of the funds listed above (each, a “Fund” and collectively, the “Funds”). We encourage you to access and review all of the information contained in the Information Statement. The Information Statement is purely for informational purposes. You are not being asked to vote or take action on any matter.

The following information is available to be viewed: Information Statement dated May 25, 2017.

The Information Statement provides details of the recent addition of a sub-advisor for each Fund. The Board of Trustees/Directors of each Fund (the “Board”) approved a new sub-advisory agreement on behalf of each Fund between Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA and an indirect wholly-owned subsidiary of Deutsche Bank AG. DAAM Global assumed shared day-to-day management of assets of each of the Funds with DIMA on March 1, 2017.

DIMA and the Funds have received an exemptive order (the “Exemptive Order”) from the U.S. Securities and Exchange Commission that permits DIMA, subject to Board approval, to select sub-advisors to manage all or a portion of the assets of each Fund and to materially amend sub-advisory agreements with sub-advisors, each without obtaining shareholder approval. Under conditions of the Exemptive Order, shareholders of the Funds must be provided with relevant information about the new sub-advisors within ninety (90) days of the hiring of a new sub-advisor. The Exemptive Order permits the mailing of this Notice advising you of the online availability of the Information Statement.

The Information Statement will be available to review and print at the following website until at least September 1, 2017: https://www.dws-investments.com/EN/resources/for-investors.jsp. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting your Fund at 800-728-3337.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of this Notice of Internet Availability of Information Statement to each household, unless we receive contrary instructions from any shareholder at the household. If paper copies of the Information Statement are requested, we will send only one Information Statement to shareholders who share an address. If you would like to receive additional copies of the Information Statement please contact your Fund at 800-728-3337 or by writing to your Fund at 345 Park Avenue, New York, NY 10154.

MULTI.IS